SUPPLEMENTAL LETTER

Date: 27 December, 2007

To:   (1) Hutchison Telecommunications Investment Holdings Limited ("HTIHL")
      (2) Hutchison Whampoa Limited ("HWL")

Dear Sirs,

Re: Hutchison Telecommunications International Limited ("HTIL")

We refer to the agreement dated 4 December 2007 (the "Sale and Purchase Agreement") and entered into amongst HTIHL, HWL, Orascom Telecom Holding S.A.E. and Orascom Telecom Eurasia Limited relating to the sale and purchase of 441,026,028 ordinary shares of nominal value HK$0.25 each in the issued share capital of HTIL. Terms used in this Letter shall have the same meanings as defined or ascribed thereto in the Sale and Purchase Agreement.

Under Clause 1.1 of the Sale and Purchase Agreement, "Closing Date" is defined to mean "4 January 2008 or such earlier date as the parties hereto may agree in writing". We hereby write to request that you agree to Closing occurring on an earlier date, i.e. 3 January 2008. All other terms and conditions of the Sale and Purchase Agreement remain in full force and effect and unaffected by this letter agreement.

Please would you indicate your agreement to the above by signing and returning to us the duplicate of this Letter, which will form and constitute, and is to be construed as, part of the Sale and Purchase Agreement.


 Yours faithfully
  For and on behalf of                     For and on behalf of
  Orascom Telecom Eurasia Limited          Orascom Telecom Holding S.A.E.


/s/ Naguib Sawiris                         /s/ Naguib Sawiris
------------------------                   ------------------------
Name:  Naguib Sawiris                      Name:  Naguib Sawiris
Title: Director                            Title: Chairman and CEO


Confirmed and agreed:
 For and on behalf of                      For and on behalf of
 Hutchison Telecommunications              Hutchison Whampoa Limited
 Investment Holdings Limited

/s/ Susan Chow                             /s/ Susan Chow
------------------------                   -------------------------------------
Name:  Susan Chow                          Name:  Susan Chow
Title: Director                            Title: Deputy Group Managing Director